EXHIBIT 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is entered into as of May 18, 2009, between MERIX CORPORATION, an Oregon corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association, as agent (the “Agent”), and certain financial institutions (“Lenders”) party to that certain Loan and Security Agreement dated as of May 9, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, Agent and such Lenders.  Borrower, Lenders and Agent have agreed to amend the Loan Agreement, as set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, Borrower, Agent and Lenders agree as follows:

1.              Definitions; Interpretation.  All capitalized terms used in this Amendment and not otherwise defined herein have the meanings specified in the Loan Agreement.  The rules of construction and interpretation specified in Section 1.4 of the Loan Agreement also apply to this Amendment and are incorporated herein by this reference.

2.              Amendments to Credit Agreement. The Loan Agreement is hereby amended as follows:

(a)            Additional Definition.  The following defined term is added to Section 1.1 of the Loan Agreement in its proper alphabetical order:

“Foreign Account Debtor:  An Account Debtor that is organized or has its principal offices or assets outside the United States, Canada or the United Kingdom.”

(b)            Amendment to Definitions.

(i)             The chart contained in the definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

Level	Average Excess Availability	Base Rate Loans	LIBOR Revolver Loans	Merix Singapore Guaranty Fee
I	> $45,000,000	0.00%	2.00%	0.75%
II	> $30,000,000 < $45,000,000	0.50%	2.50%	1.00%
III	> $15,000,000 < $30,000,000	1.00%	3.00%	1.50%
IV	< $15,000,000	1.50%	3.50%	2.00%

(ii)            Clause (c) of the definition of “Eligible Account” in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

“(c) when aggregated with other Accounts owing by the Account Debtor, it exceeds 15% of the aggregate Eligible Accounts (including for purposes of such calculation Eligible Foreign Accounts owing by such Account Debtor) (or such higher percentage as Agent may establish for the Account Debtor from time to time); provided, however, that (i) in the case of an Account owing by Flextronix International Limited or its subsidiaries, it exceeds 20% of the aggregate Eligible Accounts (including for purposes of such calculation Eligible Foreign Accounts owing by subsidiaries of Flextronix International Limited) and (ii) in the case an Account owing by Jabil Circuit, Inc. or its subsidiaries, it exceeds 30% of the aggregate Eligible Accounts (including for purposes of such calculation Eligible Foreign Accounts owing by subsidiaries of Jabil Circuit, Inc.);”

(iii)           The definition of “Eligible Foreign Account” in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

“Eligible Foreign Account:  an Account owing by (a) a Foreign Account Debtor that (i) is listed on Schedule 1.1(a) or (ii) is a direct or indirect subsidiary of a Person listed on Schedule 1.1(a) and Borrower has provided Agent with such evidence of such subsidiary’s affiliation with a Person listed on Schedule 1.1(a) as Agent may have requested, or (b) a Foreign Account Debtor that Agent, in its discretion, has approved in writing, in each case that meets the definition of Eligible Account (other than clause (g) of the definition of Eligible Account); provided that no Account shall be an Eligible Foreign Account to the extent that such Account, when aggregated with other Accounts owing by that Foreign Account Debtor (including for purposes of such calculation Eligible Foreign Accounts owing by Affiliates of such Account Debtor), has a Value that exceeds $4,000,000 at any time of determination.”

(c)            Amendment to Schedules.  Schedule 1.1(a) to this Amendment is incorporated by reference into the Loan Agreement as Schedule 1.1(a) thereto.

(d)            Amendment to Loan Agreement.  Section 3.2.1 of the Loan Agreement is amended to read in its entirety as follows:

“3.2.1  Unused Line Fee.  Borrower shall pay to Agent, for the Pro Rata benefit of Lenders, a fee equal to 0.625% per annum times the amount by which the Revolver Commitments exceed the sum of the average daily balance of Revolver Loans, plus the average daily stated amount of Letters of Credit, plus the average daily Merix Singapore Usage during any month.  Such fee shall be payable in arrears, on the first day of each month and on the Commitment Termination Date.”

3.              Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date that Borrower, Agent and Lenders shall have executed and delivered counterparts of this Amendment and the Guarantors shall have executed and delivered the Guarantors’ Acknowledgment in the form attached hereto.

4.              Payment of Expenses.  Borrower shall pay all fees, charges and disbursements of counsel to the Agent (directly to such counsel if requested by Agent) incurred in connection with this Amendment.  Such fees, charges and disbursements may be charged against Borrower’s loan account.

5.              Representations and Warranties.  Borrower hereby represents and warrants to Agent and Lenders that each of the representations and warranties set forth in Section 9 of the Loan Agreement is true and correct in all material respects as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date, and that no Default or Event of Default has occurred and is continuing under the Loan Agreement.

6.              No Further Amendment.  Except as expressly modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.

7.              Reservation of Rights.  Borrower acknowledges and agrees that the execution and delivery by Agent and Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Agent or any Lender to forbear or execute similar amendments under the same or similar circumstances in the future.

8.              Miscellaneous.

(a)            Counterparts; Integration.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)            Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)            Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OREGON.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MERIX CORPORATION

By: /S/ Kelly E. Lang

Name: Kelly E. Lang

Title: Executive Vice President, Finance and Chief Financial Officer

BANK OF AMERICA, N.A., as Agent

By: /S/ Steven W. Sharp

Name: Steven W. Sharp

Title: Vice President

BANK OF AMERICA, N.A., as Lender

By: /S/ Steven W. Sharp

Name: Steven W. Sharp

Title: Vice President

SCHEDULE 1.1(a)

ELIGIBLE FOREIGN ACCOUNT DEBTORS

Solectron Corporation

Flextronics International Limited

Motorola Corporation

Jabil Circuits

Plexus

Nokia Corporation

Celestica Corp.

Intel

Cisco Systems

Benchmark Electronics

Scientific Atlanta

Agilent Technologies

Robert Bosch Corporation

TRW Automotive

Hon Hai Precision Industry

Kinmball Electronics

GUARANTORS’ ACKNOWLEDGMENT

The undersigned guarantor acknowledges that Bank of America, N.A. has no obligation to provide it with notice of, or to obtain its consent to, the terms of the foregoing First Amendment to Loan and Security Agreement (the “Amendment”).  The undersigned guarantor nevertheless:  (i) acknowledges and agrees to the terms and conditions of the Amendment; and (ii) acknowledges that its guaranty remains fully valid, binding, and enforceable.

MERIX ASIA, INC.

By: /S/ Kelly E. Lang

Title: Executive Vice President, Finance and Chief Financial Officer